Exhibit 10.2

EXECUTION VERSION

AMENDMENT AGREEMENT dated as of September 5, 2013 (this “Amendment”), to the Amended and Restated Credit and Guaranty Agreement dated as of March 15, 2011 (as amended by that certain Amendment to Credit Agreement, dated as of April 22, 2011, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement, dated as of April 18, 2013, and as further amended, restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), by and among FAIRMOUNT MINERALS, LTD., a Delaware corporation (the “U.S. Borrower” or the “Borrower Representative”), FAIRMOUNT MINERALS HOLDINGS, INC., a Delaware corporation (“Holdings”), CERTAIN SUBSIDIARIES OF THE U.S. BORROWER, as Guarantors, LAKE SHORE SAND COMPANY (Ontario) LTD., an entity organized under the laws of the province of Ontario, Canada, as Canadian Borrower (the “Canadian Borrower”, and, together with the U.S. Borrower, the “Borrowers”), the Lenders party thereto from time to time, BARCLAYS BANK PLC (“Barclays Bank”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), and the other agents party thereto.

A. Pursuant to the Existing Credit Agreement, the Lenders party thereto have extended, and have agreed to extend, credit to the Borrowers.

B. Pursuant to Section 9.07(c) of the Existing Credit Agreement, PNC Bank, National Association desires to resign as Revolving Administrative Agent (in such capacity, the “Existing Revolving Agent”) under the Existing Credit Agreement and the other Loan Documents and the Borrowers and the Required Lenders desire to ratify the appointment of Barclays Bank PLC as successor Revolving Administrative Agent (in such capacity, the “Revolving Administrative Agent”) under the Second Amended and Restated Credit Agreement and the other Loan Documents and the Revolving Administrative Agent wishes to accept such appointment.

C. The Borrowers and the Required Lenders under the Existing Credit Agreement desire to amend the Existing Credit Agreement in the form of the Second Amended and Restated Credit Agreement attached hereto as Annex A (the “Second Amended and Restated Credit Agreement”; except as otherwise provided herein, all capitalized terms used but not defined herein shall have the meanings ascribed to such terms therein), subject to the satisfaction of the conditions precedent to effectiveness referred to in Section 4 hereof.

D. The Borrowers and the Guarantors are party to one or more of the Security Documents, pursuant to which, among other things, the Borrowers and Guarantors provided security for the Obligations.

E. On the Restatement Date (as defined in Section 4 below), the U.S. Borrower shall (a)(i) borrow new term loans in an aggregate principal amount of $325,000,000 having the terms set forth for Tranche B-1 Term Loans (under and as defined in the Second Amended and Restated Credit Agreement), (ii) borrow new term loans in an aggregate principal amount of $885,000,000 having the terms set forth for Tranche B-2 Term Loans (under and as defined in the Second Amended and Restated Credit Agreement (the Tranche B-1 Term Loans, together with the Tranche B-2 Term Loans, collectively, the “New Term Loan Facility”) and (iii) repay and terminate the Revolving Commitments (under and as defined in the Existing Credit Agreement) and establish the Revolving Commitments under the Second Amended and Restated Credit Agreement (the “New Revolving Loan Facilities” and together with the New Term Loan Facility, the “New Credit Facilities”) and (b) use the proceeds of the New Credit Facilities (i) to repay in full all existing Term Loans and Revolving Loans (each as defined in the Existing Credit Agreement), (ii) to pay the consideration in connection with the Acquisition, (iii) to pay fees and expenses incurred in connection with the foregoing and (iv) to the extent remaining after the application of proceeds for the foregoing, for working capital and general corporate purposes of the Borrowers. The transactions described in this paragraph are collectively referred to herein as the “Transactions”.

F. (i) The Lenders set forth on Schedules 1.01(a) and (b) to the Second Amended and Restated Credit Agreement attached hereto as part of Annex B (the “New Term Lenders”) are willing to make Tranche B-1 Term Loans and Tranche B-2 Term Loans, respectively, under the New Term Loan Facility to the U.S. Borrower on the Restatement Date, (ii) the Lenders set forth on Schedule 1.01(c) to the Second Amended and Restated Credit Agreement attached hereto as part of Annex B (“New Revolving Lenders”) are willing to extend U.S. Revolving Commitments under the New Revolving Loan Facilities to the U.S. Borrower (and as noted on said Schedule, Canadian Revolving Commitments to the Canadian Borrower) on the Restatement Date and (iii) the Required Lenders under the Existing Credit Agreement are willing to agree to the amendment and restatement to the Existing Credit Agreement provided for herein, in each case on the terms set forth herein and in the Second Amended and Restated Credit Agreement and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment and Restatement of Existing Credit Agreement.

The Loan Parties, the Required Lenders under the Existing Credit Agreement and the other parties hereto each agree that:

(a) the Existing Credit Agreement shall be amended and restated on the Restatement Date, as reflected in the Second Amended and Restated Credit Agreement attached as Exhibit A hereto and any term or provision of the Existing Credit Agreement which is different from that set forth in the Second Amended and Restated Credit Agreement shall be replaced and superseded in all respects by the terms and provisions of the Second Amended and Restated Credit Agreement;

(b) all of the Schedules to the Existing Credit Agreement will be amended and restated in their entirety on the Restatement Date, in the form attached hereto as Annex B; and

(c) the Administrative Agent is authorized to amend Exhibits A-1, A-2, B-1, B-2, C and E of the Existing Credit Agreement to reflect the Tranche B-1 Term Loans and the Tranche B-2 Term Loans and the changes to the definition of Consolidated Adjusted EBITDA and other conforming changes to the Second Amended and Restated Credit Agreement.

SECTION 2. Loans. Each Lender set forth on Schedules 1.01(a) and (b) to the Second Amended and Restated Credit Agreement agrees, severally and not jointly, to make, on the Restatement Date, a Tranche B-1 Term Loan and Tranche B-2 Term Loan, respectively, to the U.S. Borrower pursuant to and as set forth in Section 2.01(b) of the Second Amended and Restated Credit Agreement. Each Lender set forth on Schedule 1.01(c) to the Second Amended and Restated Credit Agreement agrees, severally and not jointly, to make, on the Restatement Date, Revolving Commitments available to the U.S. Borrower pursuant and as set forth in Section 2.02(b) of the Second Amended and Restated Credit Agreement. The proceeds of the New Credit Facilities are to be used by the U.S. Borrower solely for the purposes set forth in Recital E of this Amendment. For the avoidance of doubt, from and after the Restatement Date, references in the Second Amended and Restated Credit Agreement to the “Term Loans” shall be the Term Loans made by the Lenders to the U.S. Borrower on the Restatement Date and not the Term Loans under and as defined in the Existing Credit Agreement.

SECTION 3. Reaffirmation of Guaranty. Each Loan Party party to the Existing Credit Agreement, subject to the terms and limits contained in the Second Amended and Restated Credit Agreement and in the Security Documents, reaffirms its guaranty of the Obligations pursuant to the Existing Credit Agreement as amended and restated by the Second Amended and Restated Credit Agreement. Each Loan Party party to the Existing Credit Agreement hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment and restatement of the Existing Credit Agreement effected pursuant to this Amendment. Each Loan Party to the Existing Credit Agreement hereby confirms that each Loan Document to which it is a party or is otherwise bound will continue to be in full force and effect as amended by this Amendment and all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment.

SECTION 4. Amendment Agreement Effectiveness; Conditions Precedent to Borrowing of Loans. The effectiveness of this Amendment and the obligations of the Lenders to make Tranche B-1 Term Loans and Tranche B-2 Term Loans under the New Term Loan Facility and Revolving Commitments under the New Revolving Loan Facilities shall be subject to the following conditions precedent: (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers, the Guarantors, the Administrative Agent, the Revolving Administrative Agent, the Collateral Agent, each Lender making a Tranche B-1 Term Loan or a Tranche B-2 Term Loan under the New Term Loan Facility and each Lender making a Revolving Commitment under the New Revolving Loan Facilities (b) the Administrative Agent shall have received duly executed consents from the Required Lenders approving and directing the Administrative Agent to execute and deliver this Amendment; (c) each of the conditions in Section 3.01 and Section 3.02 of the Second Amended and Restated Credit Agreement shall be satisfied (or waived in accordance therewith); and (d) the Administrative Agent shall have received the fees set forth in Section 2.11(e) of the Second Amended and Restated Credit Agreement and all other fees and reimbursement of all costs and expenses required to be paid by the U.S. Borrower in connection with the transactions contemplated hereby. The date on which such conditions have been satisfied (or waived) is referred to herein as the “Restatement Date”.

SECTION 5. Resignation of Revolving Administrative Agent. Effective upon the Restatement Date, PNC Bank shall resign as Revolving Administrative Agent and Swing Line Lender. The Required Lenders under the Existing Credit Agreement hereby appoint Barclays Bank PLC as Revolving Administrative Agent (and the Borrower Representative hereby consents to such appointment). Barclays Bank PLC shall also act as Swing Line Lender under the Second Amended and Restated Credit Agreement. The Borrowers and Required Lenders under the Existing Credit Agreement hereby waive any notice requirement provided for under the Loan Documents in respect of such resignation or appointment. The parties hereto confirm that all of the provisions of the Existing Credit Agreement, including, without limitation, Article IX (Agents) to the extent they pertain to the Existing Revolving Agent, continue in effect for the benefit of the Existing Revolving Agent and its Agent Affiliates in respect of any actions taken or omitted to be taken by them while the Existing Revolving Agent was acting as Revolving Administrative Agent under the Existing Credit Agreement.

SECTION 6. Effect of Amendment. On and after the Restatement Date, each reference to the Existing Credit Agreement in any Loan Document shall be deemed to be a reference to the Second Amended and Restated Credit Agreement. Except as expressly provided in this Amendment, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Second Amended and Restated Credit Agreement or any other Loan Document in similar or different circumstances. On and after the Restatement Date, this Amendment shall constitute a “Loan Document” for all purposes of the Second Amended and Restated Credit Agreement and the other Loan Documents. On and after the Restatement Date, as used in the Second Amended and Restated Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import shall, unless the context otherwise requires, mean the Second Amended and Restated Credit Agreement.

SECTION 7. Consent. Each Lender (as defined in the Existing Credit Agreement) that delivers an executed counterpart of this Amendment on or prior to the Restatement Date hereby consents to this Amendment and the transactions contemplated hereby.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE

OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

SECTION 10. Submission to Jurisdiction. Section 10.15 of the Second Amended and Restated Credit Agreement is hereby incorporated by reference.

SECTION 11. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

FAIRMOUNT MINERALS, LTD.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

LAKE SHORE SAND COMPANY (ONTARIO) LTD.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

[Fairmount Minerals Amendment Agreement Signature Page]

FAIRMOUNT MINERALS HOLDINGS, INC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

BEST SAND CORPORATION

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

BEST SAND OF PENNSYLVANIA, INC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

CHEYENNE SAND CORP.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

CONSTRUCTION AGGREGATES CORPORATION OF MICHIGAN, INC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

FAIRMOUNT WATER SOLUTIONS, LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

[Fairmount Minerals Amendment Agreement Signature Page]

MINERAL VISIONS INC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

SPECIALTY SANDS, INC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

STANDARD SAND CORPORATION

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

TECHNIMAT LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

TECHNISAND, INC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

WEDRON SILICA COMPANY

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

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WEXFORD SAND CO.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

WISCONSIN INDUSTRIAL SAND COMPANY, LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

WISCONSIN SPECIALTY SANDS, INC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

ALPHA RESINS, LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

BLACK LAB LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

FAIRMOUNT MINERALS, LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

[Fairmount Minerals Amendment Agreement Signature Page]

SELF-SUSPENDING PROPPANT LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

[Fairmount Minerals Amendment Agreement Signature Page]

BARCLAYS BANK PLC, as Administrative Agent, Revolving Administrative Agent and New Term Lender and New Revolving Lender

By:	/s/ Vanessa A. Kurbatsky
Name: Vanessa A. Kurbatsky
Title: Vice President

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KEYBANK NATIONAL ASSOCIATION, as New Revolving Lender

By:	/s/
Name:
Title:

[Fairmount Minerals Amendment Agreement Signature Page]

PNC BANK, NATIONAL ASSOCIATION, as New Revolving Lender

By:	/s/ Christian S. Brown
Name: Christian S. Brown
Title: Senior Vice President

[Fairmount Minerals Amendment Agreement Signature Page]

SUMITOMO MITSUI BANKING CORP, as New Revolving Lender

By:	/s/ David Kee
Name: David Kee
Title: Managing Director

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as New Revolving Lender

By:	/s/ Kristen Brockman
Name: Kristen Brockman
Title: Vice President

[Fairmount Minerals Amendment Agreement Signature Page]

FIRST MERIT BANK NA, as New Revolving Lender

By:	/s/ Robert G. Morlan
Name: Robert G. Morlan
Title: Senior Vice President

[Fairmount Minerals Amendment Agreement Signature Page]

SIEMENS FINANCIAL SERVICES INC, as New Revolving Lender

By:	/s/
Name:
Title:

[Fairmount Minerals Amendment Agreement Signature Page]